July 31, 2008

PROVIDENT INVESTMENT COUNSEL
Flexible Growth Fund, Class I
Small Cap Growth Fund, Class I
Each a series of Advisors Series Trust
Supplement to
Prospectus and Statement of Additional Information
Dated February 28, 2008

Effective immediately, David J. Furth no longer serves as a portfolio manager of the Provident Investment Counsel Small Cap Growth Fund.

Please disregard all references to Mr. Furth in the Prospectus and Statement of Additional Information.

Barry B. Burch has been promoted to lead small-cap portfolio manager.  Andrew J. Pearl, Ned W. Brines, Barry B. Burch and Nick A. Blankl are now responsible for the day-to-day investment decisions for the Provident Investment Counsel Small Cap Growth Fund.

Please retain this Supplement with your Prospectus and Statement of Additional Information for future reference.